TRIUMPH
BUSINESS CAPITAL
Advance Business Capital LLC

FACTORING AND SECURITY AGREEMENT

SCHEDULE A-2: PRICING AND TERMS

This amended Schedule A, is an addendum to that Factoring Agreement dated February 21, 2019 by and between Advance Business Capital LLC d/b/a Triumph Business Capital ("Company") and Veroni Brands Corp. ("Client"), shall govern in respect to the following Terms:

Maximum Advance	$3,000,000
Term	One (1) Year with automatic renewals thereafter
Advance Rate	85% of Eligible Accounts
Repurchase Period	90 days
Finance Fee	Prime Rate (Prime Rate Floor of 5.50%) + 3.00%.
Factoring Fees	Flat 0.70% for the 90-day eligibility period.
Setup Fee	N/A – current client
Wire Transfer Fee	$18
Electronic Fund Transfer (ACH)	$3
Express Checks	$3 for EFS Money Codes $10 for other express checks
Cash4Truckers Fuel Card	No Charge (for loading)
Special Considerations	N/A

Initial: J. C. Date: 9/11/19

TRIUMPH BUSINESS CAPITAL

Advance Business Capital LLC

FACTORING AND SECURITY AGREEMENT

AMENDMENT 2

This second Amendment ("Amendment") amends the Factoring Agreement made as of February 21, 2019 by and between Veroni Brands Corp. ("Client") and Advance Business Capital LLC d/b/a Triumph Business Capital (formerly Interstate Capital Corporation ("ICC")) ("Company") as follows, effective as of date accepted below or the date received by Company, whichever is later.

The Schedule A hereby amends any previous terms detailed on the Schedule A.

THIS AMENDMENT AND THE FACTORING AGREEMENT EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Parties have executed this agreement on the day and year as specified below.

TRIUMPH BUSINESS CAPITAL

George A. Thorson
President

CLIENT: **Veroni Brands Corp.**

By: ______________________

Name: **Igor Gabal**

Title: **President**

Acceptance Date: 9/11/19